UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2012

HICKS ACQUISITION COMPANY II, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35411	80-0611167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1200 Dallas, TX		75201
(Address of principal executive offices)		(Zip code)

(214) 615-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the pending dissolution of Hicks Acquisition Company II, Inc. (“HACII”), The Nasdaq Stock Market LLC (“Nasdaq”) orally notified HACII on July 13, 2012 that it intends to halt trading on July 16, 2012 in all of HACII’s securities listed on the Nasdaq Capital Market and to formally delist HACII’s securities upon its dissolution.

Item 7.01 Regulation FD Disclosure.

On July 16, 2012, HACII issued a press release announcing (i) its receipt from Nasdaq of notice of the suspension of trading on, and subsequent delisting from, the Nasdaq Capital Market of HACII’s securities, as discussed above, (ii) that HACII has ceased all operations except for the purpose of winding up and redeeming its outstanding publicly-held shares of common stock and (iii) that, as promptly as possible following such redemption, HACII will dissolve. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

99.1*	Press Release, dated July 16, 2012.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 16, 2012	Hicks Acquisition Company II, Inc.

	By:	/s/ Christina Weaver Vest
Name: Christina Weaver Vest
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1*	Press Release, dated July 16, 2012.

*	Filed herewith.